BLACKROCK FUNDSSM

iShares Enhanced Roll Yield Index Fund

(the “Fund”)

Supplement dated January 17, 2025 to the Prospectus of the Fund, dated October 3, 2024,

as supplemented to date

Effective January 21, 2025, the following changes are made to the Fund’s Prospectus, as applicable:

The section of the Prospectus entitled “Fund Overview — Key Facts About iShares Enhanced Roll Yield Index Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Orlando Montalvo	2025	Managing Director of BlackRock, Inc.
Matthew DeCicco	2025	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Orlando Montalvo and Matthew DeCicco are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Orlando Montalvo	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2016.
Matthew DeCicco	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2019.

Shareholders should retain this Supplement for future reference.

PR2-ERYI-0125SUP